UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2023

Item 1 - Report to Shareholders

Morgan Stanley Investment Management Inc.
Adviser
Morgan Stanley Emerging Markets
Domestic Debt Fund, Inc.
NYSE: EDD
Semi-Annual Report
April 30, 2023

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Letter to Stockholders
Performance
For the six months ended April 30, 2023, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) had total returns of 16.95%, based on net asset value, and 17.81% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified Index (the “Index”), which returned 16.06%. On April 30, 2023, the closing price of the Fund’s shares on the New York Stock Exchange was $4.61, representing a 15.57% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.
Please keep in mind that double-digit returns are highly unusual and may not be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.
Factors Affecting Performance
•Emerging market (EM) domestic debt assets posted positive returns over the six-month period ended April 30, 2023 (as measured by the Index), as EM currencies strengthened versus the U.S. dollar overall and local interest rates fell. Almost all of the countries in the Index had positive performance during the period, with the exception of Egypt and Turkey.
•Broadly, for the Fund, yield curve and duration (a measure of interest-rate sensitivity) positioning positively contributed to performance, while currency positioning detracted.
•Overweight positioning to Dominican, Uruguayan and Uzbekistani local bonds contributed to performance. Conversely, an underweight to China and overweight positions to Brazil and Czech Republic detracted.
•During the period, the portfolio management team added exposure to Malaysia, Indonesia and Thailand, while we reduced Singapore, Brazil and Uruguay.
•The use of derivatives both contributed to and detracted from performance during the period. The primary instruments used were bond futures (U.S. Treasury and German government bond), currency forwards, and interest rate swaps. Bond futures and interest rate swaps were used to gain or hedge interest rate exposure, and currency forwards were used to hedge or add to currency exposure.
Management Strategies
•The volatility stemming from banking stresses in developed markets put a damper on the macroeconomic picture to some degree. That said, we remain constructive on the EM domestic debt asset class. The U.S. Federal Reserve is near the end of its monetary tightening cycle, which may relieve pressures created by a strong dollar and also may put select emerging markets central banks in a position to ease their own policy. The latest growth expectations from the International Monetary Fund show wide growth differentials between developed and emerging markets, with emerging economies considerably outpacing

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Letter to Stockholders (cont'd)
developed markets. Growth, inflation and policy are quite differentiated among countries and credits within the emerging markets universe, so bottom-up analysis is critical to uncover value.
Sincerely,

John H. Gernon
President and Principal Executive OfficerMay 2023

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Performance Summary (unaudited)

Average Annual Total Returns as of April 30, 2023(1)

	6 Month*	One Year	Five Years	Ten Years
Net Asset Value ("NAV")	16.95%	7.96%	-2.16%	-3.90%
Market Price	17.81%	7.24%	-2.22%	-4.59%
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index(2)	16.06%	6.56%	-1.62%	-1.77%
Performance data quoted on the table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund’s dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/closedendfundsshareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The Fund’s total returns are based upon the market value and net asset value on the last business day of the period.

Distributions
Total Distributions per share for the period	$0.15
Current Distribution Rate at NAV(3)	5.86%
Current Distribution Rate at Market Price(3)	6.94%
% Premium/(Discount) to NAV(4)	(15.57)%

*	Cumulative return
(1)
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(2)
The J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index tracks local currency government bonds issued by emerging markets.  The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)
The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital.
The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The
Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential.
Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(4)	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio of Investments
(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Fixed Income Securities (97.5%)
Argentina (0.1%)
Corporate Bond (0.1%)
Provincia de Cordoba,
6.88%, 12/10/25		$451	$376
Armenia (0.9%)
Sovereign (0.9%)
Republic of Armenia International Bond,
7.15%, 3/26/25		2,532	2,573
Republic of Armenia Treasury Bonds,
9.75%, 10/29/52	AMD	360,380	806
			3,379
Benin (0.1%)
Sovereign (0.1%)
Benin Government International Bond,
5.75%, 3/26/26	EUR	204	220
Bolivia (0.3%)
Sovereign (0.3%)
Bolivian Government International Bond,
5.95%, 8/22/23		$1,512	1,377
Brazil (7.2%)
Sovereign (7.2%)
Brazil Notas do Tesouro Nacional, Series F
10.00%, 1/1/25 - 1/1/29	BRL	146,615	28,231
Colombia (3.9%)
Corporate Bond (0.2%)
Fideicomiso PA Costera,
6.25%, 1/15/34(a)	COP	4,979,415	934
Sovereign (3.7%)
Colombia Government International Bond,
9.85%, 6/28/27		1,466,000	293
Colombian TES,
5.75%, 11/3/27		24,995,000	4,299
6.00%, 4/28/28		8,982,000	1,533
7.00%, 6/30/32		10,640,000	1,666
Colombian TES, Series B
7.00%, 3/26/31		8,239,000	1,345
7.75%, 9/18/30		6,916,000	1,197
	Face Amount (000)		Value (000)

Financiera de Desarrollo Territorial SA Findeter,
7.88%, 8/12/24(a)	COP	20,551,000	$4,031
			14,364
			15,298
Czech Republic (3.6%)
Sovereign (3.6%)
Czech Republic Government Bond,
1.20%, 3/13/31	CZK	57,320	2,089
2.00%, 10/13/33		87,240	3,230
2.75%, 7/23/29		214,430	9,003
			14,322
Dominican Republic (6.7%)
Sovereign (6.7%)
Dominican Republic Central Bank Notes,
13.00%, 12/5/25(a)	DOP	97,000	1,832
Dominican Republic International Bond,
8.00%, 1/15/27 - 3/12/27 (a)		129,000	2,074
9.75%, 6/5/26(a)		224,000	4,082
12.00%, 8/8/25 - 10/3/25 (a)		440,580	8,123
12.75%, 9/23/29(a)		357,200	7,257
13.63%, 2/3/33		136,000	2,956
			26,324
El Salvador (0.2%)
Sovereign (0.2%)
El Salvador Government International Bond,
5.88%, 1/30/25		$249	208
6.38%, 1/18/27		945	596
			804
Honduras (0.0%)‡
Sovereign (0.0%)‡
Honduras Government International Bond,
7.50%, 3/15/24		92	91
Hungary (1.6%)
Sovereign (1.6%)
Hungary Government Bond,
2.25%, 4/20/33	HUF	677,000	1,276
3.00%, 10/27/27 - 4/25/41		1,741,430	3,796

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
	Face Amount (000)		Value (000)
Sovereign (cont’d)
3.25%, 10/22/31	HUF	375,640	$804
4.00%, 4/28/51		139,450	247
			6,123
India (2.8%)
Sovereign (2.8%)
India Government Bond,
7.10%, 4/18/29	INR	897,900	10,991
Indonesia (11.0%)
Sovereign (11.0%)
Indonesia Treasury Bond,
6.50%, 6/15/25 - 2/15/31	IDR	218,206,000	14,920
7.00%, 9/15/30		20,194,000	1,415
7.13%, 6/15/42 - 6/15/43		151,601,000	10,565
7.38%, 5/15/48		10,528,000	745
7.50%, 6/15/35		83,000,000	5,980
8.38%, 4/15/39		65,600,000	5,071
8.75%, 5/15/31		58,978,000	4,535
			43,231
Ivory Coast (0.3%)
Sovereign (0.3%)
Ivory Coast Government International Bond,
5.13%, 6/15/25	EUR	1,079	1,164
Jordan (0.7%)
Sovereign (0.7%)
Jordan Government International Bond,
4.95%, 7/7/25		$2,735	2,640
Macedonia (0.5%)
Sovereign (0.5%)
North Macedonia Government International Bond,
2.75%, 1/18/25	EUR	585	610
3.68%, 6/3/26		140	143
5.63%, 7/26/23		1,089	1,204
			1,957
Malaysia (5.6%)
Sovereign (5.6%)
Malaysia Government Bond,
3.76%, 5/22/40	MYR	60,220	12,949
	Face Amount (000)		Value (000)

4.07%, 6/15/50	MYR	3,400	$737
4.23%, 6/30/31		37,167	8,557
			22,243
Mexico (13.4%)
Sovereign (13.4%)
Mexican Bonos,
7.50%, 6/3/27	MXN	100,000	5,265
7.75%, 5/29/31		378,709	19,782
8.50%, 5/31/29 - 11/18/38		116,015	6,316
Mexican Udibonos,
2.75%, 11/27/31		140,107	6,896
4.00%, 11/30/28		203,794	11,087
Petroleos Mexicanos,
4.25%, 1/15/25		$1,850	1,764
6.88%, 10/16/25		1,720	1,696
			52,806
Peru (4.2%)
Sovereign (4.2%)
Peru Government Bond,
5.35%, 8/12/40	PEN	8,818	1,877
5.40%, 8/12/34		3,376	769
5.94%, 2/12/29		1,570	401
6.15%, 8/12/32		44,480	10,991
6.35%, 8/12/28		10,000	2,624
			16,662
Poland (4.7%)
Sovereign (4.7%)
Republic of Poland Government Bond,
0.25%, 10/25/26	PLN	5,420	1,077
2.50%, 7/25/27		39,077	8,222
3.25%, 7/25/25		40,563	9,229
			18,528
Romania (4.8%)
Sovereign (4.8%)
Romania Government Bond,
2.50%, 10/25/27	RON	31,700	5,876
4.75%, 2/24/25 - 10/11/34		41,875	8,433
5.80%, 7/26/27		9,410	2,009
8.75%, 10/30/28		3,970	947
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
	Face Amount (000)		Value (000)
Sovereign (cont’d)
Romanian Government International Bond,
3.00%, 2/27/27		$1,950	$1,784
			19,049
Serbia (3.9%)
Sovereign (3.9%)
Serbia Treasury Bonds,
4.50%, 1/11/26 - 8/20/32	RSD	1,542,790	12,973
5.88%, 2/8/28		268,050	2,554
			15,527
South Africa (10.4%)
Sovereign (10.4%)
Republic of South Africa Government Bond,
8.00%, 1/31/30	ZAR	38,330	1,878
8.75%, 1/31/44		423,900	17,613
9.00%, 1/31/40		343,230	14,909
10.50%, 12/21/26		113,100	6,497
			40,897
Supranational (0.2%)
Sovereign (0.2%)
International Finance Corp.,
16.00%, 2/21/25	UZS	7,000,000	627
Suriname (0.4%)
Sovereign (0.4%)
Suriname Government International Bond,
9.25%, 10/26/26		$2,020	1,450
12.88%, 12/30/23(a)		326	242
			1,692
Thailand (5.2%)
Sovereign (5.2%)
Thailand Government Bond,
1.59%, 12/17/35	THB	70,000	1,825
1.60%, 12/17/29 - 6/17/35		249,950	6,956
1.88%, 6/17/49		50,000	1,156
2.00%, 6/17/42		226,000	5,678
3.30%, 6/17/38		50,000	1,541
3.65%, 6/20/31		100,000	3,186
			20,342
	Face Amount (000)		Value (000)
Uruguay (2.4%)
Sovereign (2.4%)
Uruguay Government International Bond,
3.88%, 7/2/40	UYU	273,528	$7,499
8.50%, 3/15/28(a)		69,890	1,696
Uruguay Monetary Regulation Bill,
0.00%, 7/3/24		15,950	363
			9,558
Uzbekistan (1.8%)
Corporate Bond (0.2%)
Ipoteka-Bank ATIB,
16.00%, 4/16/24	UZS	10,170,000	856
Sovereign (1.6%)
Republic of Uzbekistan International Bond,
14.00%, 7/19/24		45,910,000	3,964
14.50%, 11/25/23		27,520,000	2,422
			6,386
			7,242
Zambia (0.6%)
Sovereign (0.6%)
Zambia Government Bond,
11.00%, 1/25/26	ZMW	42,090	1,875
13.00%, 1/25/31		11,835	360
13.00%, 12/27/31		1,070	31
14.00%, 4/24/32		3,515	108
			2,374
Total Fixed Income Securities (Cost $403,302)			384,075
Short-Term Investments (2.5%)

U.S. Treasury Security (1.1%)
U.S. Treasury Bill, 5.01%, 11/30/23 (Cost $4,292) (b)	$4,416	$4,301

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)

Shares		Value (000)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note F) (Cost $5,400)	5,400,293	$5,400
Total Short-Term Investments (Cost $9,692)		9,701
TOTAL INVESTMENTS EXCLUDING PURCHASED OPTIONS (109.8%)(COST $412,994)		393,776
TOTAL PURCHASED OPTIONS OUTSTANDING (0.0%) ‡ (COST $225)		206
TOTAL INVESTMENTS (100%) (Cost $413,219)(c)(d)		393,982
LIABILITIES IN EXCESS OF OTHER ASSETS		(35,313)
NET ASSETS		358,669
Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund’s prospectus and/or statement of additional information relating to geographic classifications.
‡	Amount is less than 0.05%.
(a)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	Rate shown is the yield to maturity at April 30, 2023.
(c)	Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.
(d)
At April 30, 2023, the aggregate cost for federal income
tax purposes is $413,219,000. The aggregate gross
unrealized appreciation is $16,807,000 and the
aggregate gross unrealized depreciation is $36,897,000,
resulting in net unrealized depreciation of $20,090,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts:
The Fund had the following foreign currency forward exchange contracts open at April 30, 2023:
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	MXN	34,835		$1,883	6/21/23	$(35)
Bank of America NA	PEN	7,228		$1,893	6/21/23	(52)
Barclays Bank PLC	EUR	349	CZK	8,216	6/21/23	(2)
Barclays Bank PLC	EUR	1,905	HUF	813,165	1/30/24	126
Barclays Bank PLC		$4,391	KRW	5,700,000	6/21/23	(120)
Barclays Bank PLC		$1,364	MYR	6,143	6/21/23	18
Barclays Bank PLC		$914	MYR	4,117	6/21/23	12
Barclays Bank PLC		$6,071	MYR	27,383	6/21/23	88
Barclays Bank PLC		$9,059	MYR	40,857	6/21/23	131
Barclays Bank PLC		$5,379	MYR	23,800	6/21/23	(25)
Barclays Bank PLC		$1,649	TRY	34,000	5/18/23	32
Barclays Bank PLC	ZAR	64,152		$3,435	6/21/23	(56)
BNP Paribas SA	COP	3,621,829		$751	6/21/23	(12)
BNP Paribas SA	IDR	10,700,000		$716	7/25/23	(12)
BNP Paribas SA	PLN	4,600	EUR	976	6/21/23	(24)
BNP Paribas SA		$7,174	BRL	36,400	6/2/23	80
BNP Paribas SA		$2,461	IDR	38,000,000	7/25/23	125
BNP Paribas SA		$322	KRW	422,000	7/21/23	(5)
Citibank NA	EGP	11,200		$333	5/22/23	(3)
Citibank NA	EUR	2,140	CZK	50,932	6/21/23	15
Citibank NA	HUF	201,183	EUR	524	6/21/23	(6)
Citibank NA	MXN	41,766		$2,165	6/21/23	(135)
Citibank NA	MXN	32,500		$1,767	6/21/23	(22)
Citibank NA	PEN	4,818		$1,271	6/21/23	(25)
Citibank NA	PEN	2,169		$573	6/21/23	(11)
Citibank NA		$1,738	EGP	56,000	5/22/23	(60)
Citibank NA		$11,415	THB	393,460	6/21/23	163
Citibank NA		$254	UYU	9,937	6/21/23	— @
Citibank NA	UYU	139,867		$3,576	6/22/23	(5)
Goldman Sachs International	CZK	35,300	EUR	1,493	6/21/23	1
Goldman Sachs International	EGP	44,800		$1,302	5/22/23	(41)
Goldman Sachs International	EUR	6,415	CZK	151,039	6/21/23	(31)
Goldman Sachs International	EUR	603	RON	3,000	6/21/23	3
Goldman Sachs International	IDR	50,731,000		$3,328	7/11/23	(125)
Goldman Sachs International	MXN	36,312		$1,967	6/21/23	(33)
Goldman Sachs International	MYR	2,060		$467	5/15/23	5
Goldman Sachs International	PEN	1,802		$473	6/21/23	(12)
Goldman Sachs International	PEN	850		$223	6/21/23	(5)
Goldman Sachs International		$329	IDR	5,000,000	7/25/23	11

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio of Investments (cont'd)
Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International		$773	MYR	3,320	5/15/23	$(28)
Goldman Sachs International		$405	MYR	1,740	5/15/23	(14)
Goldman Sachs International		$1,767	THB	60,000	6/21/23	(2)
Goldman Sachs International	ZAR	27,597		$1,491	6/21/23	(11)
Goldman Sachs International	ZAR	40,882		$2,208	6/21/23	(17)
Goldman Sachs International	ZAR	65,000		$3,537	6/21/23	(—@ )
Goldman Sachs International	ZAR	65,000		$3,556	6/21/23	18
Goldman Sachs International	ZAR	65,048		$3,474	6/21/23	(66)
Goldman Sachs International	ZAR	55,837		$3,103	6/21/23	65
Goldman Sachs International	ZAR	55,837		$3,105	6/21/23	67
Goldman Sachs International	ZAR	53,789		$2,989	6/21/23	61
Goldman Sachs International	ZAR	55,837		$3,106	6/21/23	67
Goldman Sachs International	ZAR	7,064		$381	6/21/23	(4)
Goldman Sachs International	ZAR	10,465		$564	6/21/23	(6)
Goldman Sachs International	ZAR	10,465		$564	6/21/23	(5)
Goldman Sachs International	ZAR	7,064		$381	6/21/23	(4)
Goldman Sachs International	ZAR	10,465		$564	6/21/23	(5)
Goldman Sachs International	ZAR	7,064		$381	6/21/23	(3)
Goldman Sachs International	ZAR	6,404		$346	6/21/23	(3)
Goldman Sachs International	ZAR	9,487		$512	6/21/23	(4)
HSBC Bank PLC	EUR	1,158	CZK	28,000	6/21/23	28
HSBC Bank PLC	EUR	4,785	PLN	22,707	6/21/23	154
HSBC Bank PLC	IDR	93,031,000		$6,086	7/25/23	(243)
HSBC Bank PLC	INR	60,000		$729	6/21/23	(2)
HSBC Bank PLC	PLN	13,900	EUR	2,929	6/21/23	(94)
HSBC Bank PLC		$2,681	EUR	2,425	5/5/23	(8)
HSBC Bank PLC		$6,086	IDR	93,031,000	7/25/23	243
HSBC Bank PLC		$5,626	IDR	85,000,000	7/25/23	157
JPMorgan Chase Bank NA	EUR	2,378	HUF	910,000	6/21/23	20
JPMorgan Chase Bank NA	MXN	36,713		$1,900	6/21/23	(122)
JPMorgan Chase Bank NA		$1,886	UZS	23,672,156	10/24/23	92
JPMorgan Chase Bank NA		$630	UZS	7,827,844	11/7/23	22
Standard Chartered Bank	EUR	790	CZK	18,847	6/21/23	8
Standard Chartered Bank	EUR	275	CZK	6,557	6/21/23	3
Standard Chartered Bank	MXN	45,393		$2,354	6/21/23	(145)
Standard Chartered Bank	PEN	8,682		$2,274	6/21/23	(61)
Standard Chartered Bank		$5,029	CLP	4,085,000	6/22/23	(2)
Standard Chartered Bank		$1,064	THB	36,790	6/21/23	19
State Street Bank and Trust Co.	EUR	349		$379	5/5/23	(5)
State Street Bank and Trust Co.	EUR	372		$404	5/5/23	(6)
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio of Investments (cont'd)
Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
State Street Bank and Trust Co.	EUR	1,469		$1,596	5/5/23	$(23)
State Street Bank and Trust Co.	EUR	186		$202	5/5/23	(3)
State Street Bank and Trust Co.	EUR	1,681		$1,827	5/5/23	(26)
State Street Bank and Trust Co.	EUR	186		$202	5/5/23	(3)
State Street Bank and Trust Co.	EUR	1,470		$1,596	5/5/23	(24)
State Street Bank and Trust Co.	EUR	1,682		$1,826	5/5/23	(28)
State Street Bank and Trust Co.	EUR	348		$378	5/5/23	(6)
State Street Bank and Trust Co.	EUR	372		$404	5/5/23	(6)
State Street Bank and Trust Co.	EUR	193		$210	5/5/23	(3)
State Street Bank and Trust Co.	EUR	387		$420	5/5/23	(6)
State Street Bank and Trust Co.	EUR	362		$393	5/5/23	(6)
State Street Bank and Trust Co.	EUR	1,522		$1,652	5/5/23	(26)
State Street Bank and Trust Co.	EUR	1,743		$1,892	5/5/23	(29)
State Street Bank and Trust Co.		$2,271	ZAR	41,599	6/21/23	(7)
UBS AG	COP	9,170,000		$1,891	6/21/23	(40)
UBS AG	CZK	24,000		$1,078	6/21/23	(43)
UBS AG	EUR	275	CZK	6,557	6/21/23	3
UBS AG	EUR	790	CZK	18,847	6/21/23	8
UBS AG	EUR	1,589	HUF	608,124	6/21/23	14
UBS AG	EUR	2,118	HUF	810,389	6/21/23	18
UBS AG	EUR	2,191	HUF	839,611	6/21/23	22
UBS AG	EUR	1,644	HUF	630,053	6/21/23	16
UBS AG	EUR	524		$577	6/21/23	(2)
UBS AG	HUF	202,668	EUR	530	6/21/23	(4)
UBS AG	HUF	202,618	EUR	529	6/21/23	(5)
UBS AG	HUF	86,421	EUR	226	6/21/23	(2)
UBS AG	KRW	4,795,000		$3,713	6/21/23	120
UBS AG	MXN	129,226		$7,039	6/21/23	(77)
UBS AG	PEN	3,986		$1,046	6/21/23	(26)
UBS AG	PEN	1,882		$494	6/21/23	(12)
UBS AG		$2,730	CLP	2,215,000	6/22/23	(5)
UBS AG		$15,407	CNH	104,775	5/8/23	(278)
UBS AG		$3,240	IDR	50,731,000	7/11/23	212
UBS AG		$16,876	KRW	21,795,000	6/21/23	(545)
UBS AG		$3,992	MXN	73,294	6/21/23	43
UBS AG	ZAR	27,648		$1,506	9/18/23	14
UBS AG	ZAR	40,959		$2,231	9/18/23	21
						$(627)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio of Investments (cont'd)

Call Options Purchased:
The Fund had the following call options purchased open at April 30, 2023:
Counterparty	Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas SA	USD/CNH	7.00	Jan–24	21,600,000	$21,600	$206	$225	$(20)

Call Options Written:
The Fund had the following call options written open at April 30, 2023:
Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Appreciation (000)
BNP Paribas SA	USD/CNH	CNH	7.50	Jan 26	(21,600,000)	$21,600	$(49)	$(79)	$30

Futures Contracts:
The Fund had the following futures contracts open at April 30, 2023:
	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Depreciation (000)
Short:
U.S. Treasury 10 yr. Note (United States)	27	Jun-23	$(2,700,000)	$(3,110)	$(99)
U.S. Treasury 10 yr. Ultra Note (United States)	35	Jun-23	$(3,500,000)	(4,251)	(161)
					$(260)

Interest Rate Swap Agreements:
The Fund had the Following Interest Rate Swap Agreements open at April 30, 2023:
Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	WIBOR	Pay	(6.02)%	Annual/ Semi-Annual	12/21/27	PLN	15,270	$(59)	$—	$(59)
Morgan Stanley & Co. LLC*	WIBOR	Pay	(5.85)	Annual/ Semi-Annual	12/21/32		9,110	(63)	—	(63)
Morgan Stanley & Co. LLC*	WIBOR	Pay	(5.56)	Annual/ Semi-Annual	12/21/27		13,330	12	—	12
Morgan Stanley & Co. LLC*	WIBOR	Pay	(5.53)	Annual/ Semi-Annual	12/21/32		7,990	(8)	—	(8)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	2.13	Quarterly/ Quarterly	6/21/28	THB	331,600	(56)	—	(56)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	2.42	Quarterly/ Quarterly	12/21/27	CNY	284,209	(536)	—	(536)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	3.19	Quarterly/ Quarterly	7/26/25	KRW	20,000,000	(46)	—	(46)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	3.61	Quarterly/ Quarterly	6/21/28		13,120,000	224	—	224
Morgan Stanley & Co. LLC*	JIBAR	Pay	7.67	Quarterly/ Quarterly	1/19/28	ZAR	13,200	(21)	—	(21)
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio of Investments (cont'd)
Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	JIBAR	Pay	7.71%	Quarterly/ Quarterly	1/19/28		12,810	$(19)	$—	$(19)
Morgan Stanley & Co. LLC*	JIBAR	Pay	7.71	Quarterly/ Quarterly	1/20/28		13,590	(20)	—	(20)
Morgan Stanley & Co. LLC*	JIBAR	Pay	8.26	Quarterly/ Quarterly	2/27/28		46,319	(11)	—	(11)
Morgan Stanley & Co. LLC*	JIBAR	Pay	8.38	Quarterly/ Quarterly	2/27/28		44,310	1	—	1
Morgan Stanley & Co. LLC*	JIBAR	Pay	8.39	Quarterly/ Quarterly	2/24/28		41,356	2	—	2
Morgan Stanley & Co. LLC*	JIBAR	Pay	8.39	Quarterly/ Quarterly	2/24/28		44,015	2	—	2
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	8.56	Quarterly/ Quarterly	4/18/28	MXN	46,900	4	—	4
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	8.73	Quarterly/ Quarterly	4/17/28		61,000	28	—	28
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	9.19	Quarterly/ Quarterly	2/18/28		150,700	211	—	211
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	14.26	Annual/ Semi-Annual	7/3/23	BRL	36,050	25	—	25
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	14.52	Annual/ Semi-Annual	1/2/24		82,920	187	—	187
								$(143)	$—	$(143)

@	Value is less than $500.

AMD —	Armenian Dram
BRL —	Brazilian Real
CLP —	Chilean Peso
CNH —	Chinese Yuan Renminbi Offshore
CNY —	Chinese Yuan Renminbi
COP —	Colombian Peso
CZK —	Czech Koruna
DOP —	Dominican Peso
EGP —	Egyptian Pound
EUR —	Euro
HUF —	Hungarian Forint
IDR —	Indonesian Rupiah
INR —	Indian Rupee
KRW —	South Korean Won
MXN —	Mexican Peso
MYR —	Malaysian Ringgit
PEN —	Peruvian Nuevo Sol
PLN —	Polish Zloty
RON —	Romanian New Leu
RSD —	Serbia Dinar
THB —	Thai Baht
TRY —	Turkish Lira
USD —	United States Dollar
UYU —	Uruguay Peso
UZS —	Uzbekistan Som
ZAR —	South African Rand
ZMW —	Zambian Kwacha

Portfolio Composition
Classification	Percentage of Total Investments
Sovereign	97.0%
Other*	3.0
Total Investments	100.0%**

*	Industries and/or investment types representing less than 5% of total investments.
**
Does not include open short futures contracts with a value of approximately $7,361,000 and total unrealized depreciation of approximately $260,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately
$627,000. Also does not include open swap agreements with net unrealized depreciation of approximately $143,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Financial Statements

Statement of Assets and Liabilities	April 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $407,819)	$388,582
Investment in Security of Affiliated Issuer, at Value (Cost $5,400)	5,400
Total Investments in Securities, at Value (Cost $413,219)	393,982
Foreign Currency, at Value (Cost $12,611)	12,618
Interest Receivable	8,527
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	2,325
Receivable for Investments Sold	1,710
Tax Reclaim Receivable	1,426
Receivable for Variation Margin on Futures Contracts	147
Due from Broker	146
Receivable from Affiliate	30
Other Assets	76
Total Assets	420,987
Liabilities:
Payable for Line of Credit	55,090
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	2,952
Due to Broker	1,490
Payable for Investments Purchased	749
Bank Overdraft	737
Deferred Capital Gain Country Tax	493
Payable for Advisory Fees	346
Payable for Variation Margin on Swap Agreements	226
Payable for Custodian Fees	59
Payable for Professional Fees	56
Options Written, at Value	49
Payable for Administration Fees	28
Payable for Stockholder Servicing Agent Fees	2
Other Liabilities	41
Total Liabilities	62,318
Net Assets
Applicable to 65,745,882 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$358,669
Net Asset Value Per Share	$5.46
Net Assets Consist of:
Common Stock	$657
Paid-in-Capital	542,809
Total Accumulated Loss	(184,797)
Net Assets	$358,669
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuer (Net of $148 of Foreign Taxes Withheld)	$14,490
Dividends from Security of Affiliated Issuer (Note F)	220
Total Investment Income	14,710
Expenses:
Advisory Fees (Note B)	2,012
Interest Expense on Line of Credit (Note G)	1,832
Administration Fees (Note C)	161
Custodian Fees (Note D)	129
Line of Credit Commitment Fees (Note G)	105
Professional Fees	81
Stockholder Reporting Expenses	31
Stockholder Servicing Agent Fees	7
Directors' Fees and Expenses	3
Other Expenses	82
Total Expenses	4,443
Rebate from Morgan Stanley Affiliate (Note F)	(11)
Net Expenses	4,432
Net Investment Income	10,278
Realized Gain (Loss):
Investments Sold (Net of $327 of Capital Gain Country Tax)	(12,771)
Foreign Currency Forward Exchange Contracts	6,491
Foreign Currency Translation	489
Futures Contracts	481
Swap Agreements	(753)
Net Realized Loss	(6,063)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $167)	52,318
Foreign Currency Forward Exchange Contracts	(5,499)
Foreign Currency Translation	591
Futures Contracts	(772)
Options Written	30
Swap Agreements	635
Net Change in Unrealized Appreciation (Depreciation)	47,303
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	41,240
Net Increase in Net Assets Resulting from Operations	$51,518

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023
Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2023 (unaudited) (000)	Year Ended October 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,278	$19,765
Net Realized Loss	(6,063)	(122,690)
Net Change in Unrealized Appreciation (Depreciation)	47,303	17,122
Net Increase (Decrease) in Net Assets Resulting from Operations	51,518	(85,803)
Dividends and Distributions to Stockholders	(9,867)	—
Paid-in-Capital	—	(21,456)
Capital Share Transactions:
Repurchase of Shares (241,675 and 104,568 shares)	(1,043)	(573)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,043)	(573)
Total Increase (Decrease)	40,608	(107,832)
Net Assets:
Beginning of Period	318,061	425,893
End of Period	$358,669	$318,061
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Financial Statements (cont'd)

Statement of Cash Flows	Six Months Ended April 30, 2023 (000)
Cash Flows From Operating Activities
Net Increase in Net Assets Resulting from Operations	$51,518
Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Proceeds from (Payments on) Sales and Maturities of Long-Term Investments	119,220
Proceeds from (Payments on) Foreign Currency Forward Exchange Contracts, Foreign Currency Transactions, Futures Contracts and Swap Agreements	7,241
Proceeds from (Payments on) Purchases of Long-Term Investments	(118,761)
Net (Increase) Decrease in Short-Term Investments	16,938
Net (Increase) Decrease in Receivable for Variation Margin on Futures Contracts and Swap Agreements	256
Net (Increase) Decrease in Interest Receivable	(873)
Net (Increase) Decrease in Receivables Related to Operations	(376)
Net Increase (Decrease) in Advisory Fees Payable	21
Net Increase (Decrease) in Interest Payable	56
Net Increase (Decrease) in Payables Related to Operations	565
Net Realized (Gain) Loss for Investments Sold, Foreign Currency Forward Exchange Contracts, Foreign Currency Translation, Futures Contracts and Swap Agreements	6,063
Net Change in Unrealized Appreciation (Depreciation) for Investments, Foreign Currency Forward Exchange Contracts, Foreign Currency Translation, Futures Contracts, Options Written and Swap Agreements	(47,303)
Accretion/Amortization of Discounts and Premiums	(1,560)
Net Cash Provided by (Used for) Operating Activities	33,005
Cash Flows From Financing Activities:
Cash Payments for Line of Credit	(11,944)
Cash Paid for Repurchase of Shares	(1,043)
Cash Distribution Paid	(9,867)
Net Cash Provided by (Used for) Financing Activities	(22,854)
Net Increase (Decrease) in Cash	10,151
Cash and Foreign Currency at Beginning of Period*	1,730
Cash and Foreign Currency at End of Period*	$11,881
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$1,776

*
Includes cash of approximately $319,000  and $0, foreign currency of approximately $1,411,000 and $12,618,000 and bank overdraft of $0 and $737,000 as of October 31, 2022 and April 30, 2023, respectively.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Financial Highlights
Selected Per Share Data and Ratios
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31,
		2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$4.82	$6.44	$6.75	$7.63	$7.25	$8.72
Net Investment Income(1)	0.16	0.30	0.31	0.37	0.51	0.68
Net Realized and Unrealized Gain (Loss)	0.63	(1.59)	(0.23)	(0.79)	0.45	(1.56)
Total from Investment Operations	0.79	(1.29)	0.08	(0.42)	0.96	(0.88)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	—	(0.14)	—	—	(0.20)
Paid-in-Capital	—	(0.33)	(0.25)	(0.46)	(0.59)	(0.40)
Total Distributions	(0.15)	(0.33)	(0.39)	(0.46)	(0.59)	(0.60)
Anti-Dilutive Effect of Share Repurchase Program	0.00 (2)	0.00 (2)	—	—	0.01	0.01
Net Asset Value, End of Period	$5.46	$4.82	$6.44	$6.75	$7.63	$7.25
Per Share Market Value, End of Period	$4.61	$4.04	$5.77	$5.59	$6.95	$6.12
TOTAL INVESTMENT RETURN:(3)
Market Value	17.81%(4)	(24.96)%	9.98%	(13.13)%	23.78%	(15.32)%
Net Asset Value	16.95%(4)	(19.78)%	1.66%	(4.45)%	14.71%	(9.81)%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$358,669	$318,061	$425,893	$446,354	$504,034	$481,634
Ratio of Expenses to Average Net Assets	2.57%(5)(6)	2.12%(6)	1.90%(6)	2.26%(6)	3.14%(6)	3.11%(6)
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.50%(5)(6)	1.55%(6)	1.53%(6)	1.57%(6)	1.68%(6)	1.72%(6)
Ratio of Net Investment Income to Average Net Assets	6.04%(5)(6)	5.34%(6)	4.45%(6)	5.31%(6)	6.68%(6)	8.06%(6)
Ratio of Rebate from Morgan Stanley Affiliate to Average Net Assets	0.01%(5)	0.00%(7)	0.00%(7)	0.01%	0.01%	0.00%(7)
Portfolio Turnover Rate	28%(4)	67%	42%	41%	36%	20%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)
Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the
Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)	Not annualized.
(5)	Annualized.
(6)
The Ratio of Expenses and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements
The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Fund applies investment company accounting and reporting guidance Accounting Standards Codification (“ASC”) Topic 946. The Fund’s primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation.
A.Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
1.Security Valuation:  (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors ("the Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited")(the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security’s fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-
Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors, Adviser or the Sub-Adviser by using a pricing service and/or procedures approved by the Directors; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) over-the-counter (“OTC”) swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) foreign exchange transactions (“spot contracts”) and foreign exchange forward contracts (“forward contracts”) are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day.
In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
2.Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" (“ASC 820”), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:
•Level 1 – unadjusted quoted prices in active markets for identical investments
•Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023:
Investment Type	Level 1 Unadjusted Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$2,166	$—	$2,166
Sovereign	—	381,909	—	381,909
Total Fixed Income Securities	—	384,075	—	384,075
Call Options Purchased	—	206	—	206
Short-Term Investments
Investment Company	5,400	—	—	5,400
U.S. Treasury Security	—	4,301	—	4,301
Total Short-Term Investments	5,400	4,301	—	9,701
Foreign Currency Forward Exchange Contracts	—	2,325	—	2,325
Interest Rate Swap Agreements	—	696	—	696
Total Assets	5,400	391,603	—	397,003
Liabilities:
Call Option Written	—	(49)	—	(49)
Foreign Currency Forward Exchange Contracts	—	(2,952)	—	(2,952)
Futures Contracts	(260)	—	—	(260)
Interest Rate Swap Agreements	—	(839)	—	(839)
Total Liabilities	(260)	(3,840)	—	(4,100)
Total	$5,140	$387,763	$—	$392,903
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.
3.Foreign Currency Translation and Foreign
Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:
—
investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;
—
investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.
Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.
Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.
A significant portion of the Fund’s net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.
4.Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, including, but not limited to, emerging market currency derivatives and swap agreements, such investments will be counted for purposes of meeting the Fund's 80% policy. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations  or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.
Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:
Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments in Securities” in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund’s exposure to the underlying instrument. Writing call options tend to decrease the Fund’s exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Futures: A futures contract is a standardized, exchange traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.
Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract (“currency contract”) is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.
 Swaps:  The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and  Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission (“CFTC”) approval of contracts for central clearing and exchange trading.
The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying  assets, or principal.  Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.
When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with “Due from (to) Broker” in the Statement of Assets and Liabilities.
Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.
FASB ASC 815, “Derivatives and Hedging” (“ASC 815”), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are  accounted for and their effects on the Fund’s financial position and results of operations.
The following tables set forth the fair value of the Fund’s derivative contracts by primary risk exposure as of April 30, 2023:
	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$2,325
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	696 (a)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	206 (b)
Total			$3,227

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(2,952)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(260)(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(839)(a)
Options Written	Investments, at Value (Options Written)	Currency Risk	(49)
Total			$(4,100)

(a)
This amount represents the cumulative appreciation (depreciation)
as reported in the Portfolio of Investments. The Statement of
Assets and Liabilities only reflects the current day’s net variation margin.

(b)	Amount is included in Investments in Securities in the Statement of Assets and Liabilities.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended April 30, 2023 in accordance with ASC 815:
Net Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$6,491
Interest Rate Risk	Futures Contracts	481
Interest Rate Risk	Swap Agreements	(753)
Total		$6,219

Net Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(5,499)
Interest Rate Risk	Futures Contracts	(772)
Interest Rate Risk	Swap Agreements	635
Currency Risk	Investments (Purchased Options)	(20)(a)
Currency Risk	Options Written	30
Total		$(5,626)

(a)	Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Statement of Operations.
At April 30, 2023, the Fund’s derivative assets and liabilities are as follows:
Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$2,325	$(2,952)
Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Purchased Options	$206 (c)	$—
Options Written	—	(49)
Total	$2,531	$(3,001)

(a)	Excludes exchange-traded derivatives.
(b)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(c)	Amount is included in Investments in Securities in the Statement of Assets and Liabilities.
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund’s net liability may be delayed or  denied.
The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2023:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(a) (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$407	$(203)	$(204)	$0
BNP Paribas SA	411	(53)	(358)	0
Citibank NA	178	(178)	—	0
Goldman Sachs International	298	(298)	—	0
HSBC Bank PLC	582	(347)	—	235
JPMorgan Chase Bank NA	134	(122)	(12)	0
Standard Chartered Bank	30	(30)	—	0
UBS AG	491	(491)	—	0
Total	$2,531	$(1,722)	$(574)	$235

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(a) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$87	$—	$—	$87
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(a) (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$203	$(203)	$—	$0
BNP Paribas SA	53	(53)	—	0
Citibank NA	267	(178)	—	89
Goldman Sachs International	419	(298)	—	121
HSBC Bank PLC	347	(347)	—	0
JPMorgan Chase Bank NA	122	(122)	—	0
Standard Chartered Bank	208	(30)	—	178
State Street Bank and Trust Co.	207	—	—	207
UBS AG	1,039	(491)	(548)	0
Total	$2,952	$(1,722)	$(548)	$682

(a)	In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.
For the six months ended April 30, 2023, the average monthly amount outstanding for each derivative type is as follows:
Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$344,430,000
Futures Contracts:
Average monthly notional value	$4,838,000
Purchased Options:
Average monthly notional amount	$10,800,000
Swap Agreements:
Average monthly notional amount	$194,424,000
Written Options:
Average monthly notional amount	$10,800,000
5.Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
pursuant to these contracts and expects the risk of loss to be remote.
6.Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.
7.Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Dividends and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.
B.Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund’s average weekly managed assets.
The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
C.Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund’s average weekly managed net assets.
Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
D.Custodian Fees: State Street (the “Custodian”) and its affiliate serve as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.
E.Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.
FASB ASC 740-10, “Income Taxes — Overall”, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
the tax years in the four-year period ended October 31, 2022 remains subject to examination by taxing authorities.
The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:
2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Paid-in- Capital (000)
$—	$21,456	$9,231	$16,545
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.
Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, the timing of the deductibility of certain expenses and the recognition of premium amortization.
Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at October 31, 2022:
Total Accumulated Loss (000)	Paid-in- Capital (000)
$60,452	$(60,452)
At October 31, 2022, the Fund had no distributable earnings on a tax basis.
At October 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $17,066,000 and $131,558,000, respectively, that do not have an expiration date.
To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. The amount of net investment income to be paid by the Fund is determined in accordance with federal income tax regulations. It is possible that all or a portion of the Fund's fiscal year 2023 dividend may be a return of capital and that determination cannot yet be made.
F.Security Transactions and Transactions with Affiliates:For six months ended  April 30, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $118,250,000 and $116,650,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2023.
The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2023, advisory fees paid were reduced by approximately $11,000 relating to the Fund’s investment in the Liquidity Funds.
A summary of the Fund’s transactions in shares of affiliated investments during the six months ended April 30, 2023 is as follows:
Affiliated Investment Company	Value October 31, 2022 (000)	Purchases At Cost (000)	Proceeds From Sales (000)	Dividend Income (000)
Liquidy Funds	$8,418	$283,182	$286,200	$220

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)

Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value April 30, 2023 (000)
Liquidy Funds	$—	$—	$5,400
The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended April 30, 2023, the Fund did not engage in any cross-trade transactions.
The Fund has an unfunded Deferred Compensation Plan (the“ Compensation Plan”), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.
G.Credit Facility:  The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies. The Fund has entered into an agreement with State Street as Administrative Agent and sole lender to provide a revolving line of credit facility (“Facility”) in the amount of $200,000,000. The loans under the Facility will bear interest at the rate of London Interbank Offered Rate ("LIBOR") for the applicable interest period plus a spread. Effective June 30, 2023, the Facility will bear interest at the rate of Secured Overnight Financing Rate ("SOFR") plus a spread. The Facility also has a commitment fee of 0.15% of the unused portion of the Facility, which is allocated among participating funds based on relative net assets. The average borrowings and interest rate for the six months ended April 30, 2023 were approximately $61,243,000 and 5.95%, respectively. During the same period, the Fund incurred approximately $1,832,000 in interest expense associated with the outstanding loans and commitment fee of approximately $105,000.
H.Other: As permitted by the Fund's offering prospectus, on January 10, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s NAV, shares trade from their NAV. During the six months ended April 30, 2023, the Fund repurchased 241,675 of its shares at an average discount of 14.92% from NAV. Since the inception of the program, the Fund has repurchased 7,571,854 of its shares at an average discount of 14.75% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im.
At April 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 14.0%.
I.Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Social, political, economic and other

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets and global economy. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may be sudden and significant and may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of and/or income or yield from the Fund's investments and exacerbate pre-existing risks to the Fund.  For example, the extent of the impact of a public health emergency depends on future developments, including (i) the duration and spread of the public health emergency, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.
J.LIBOR Discontinuance or Unavailability Risk:LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the
London interbank market. The Financial Conduct Authority (the “FCA”), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings may continue to be provided on a representative basis until the end of June 2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments held by the Fund. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
to replicate LIBOR. Some of the Fund’s investments may be so-called “tough legacy” LIBOR instruments which may not have effective alternative rate-setting provisions or may involve counterparties who are unwilling to add or exercise rights under alternative rate-setting provisions in such instruments.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace U.S. Dollar LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of the one-month, three-month and six-month U.S. Dollar LIBOR settings on the basis of a changed methodology (known as “synthetic LIBOR”), after June 30, 2023 through at least September 30, 2024, addressing non-U.S. law governed U.S. Dollar LIBOR instruments, but this synthetic LIBOR will be designated by the FCA as unrepresentative of the underlying market that it seeks to measure and will be solely available for use in legacy transactions. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements, the application of synthetic LIBOR or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions more fully develops. All of the aforementioned may adversely affect the Fund’s investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.
For More Information About Portfolio Holdings
The Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the fund’s first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).
In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im/closedendedfundsshareholderreports. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund’s policy on

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Notes to Financial Statements (cont'd)
portfolio holdings disclosure. You may obtain copies of the Fund’s monthly website postings by calling toll free 1(800) 231-2608.
Proxy Voting Policy and Procedures and Proxy Voting Record
A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im/closedendfundsshareholderreports. This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Portfolio Management
The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. For the period of the report, the members of the team jointly and primarily responsible for the day-to-day management of the Fund are Sahil Tandon, a Managing Director of the Sub-Adviser, Brian Shaw and Patrick Campbell, each an Executive Director of the Adviser. Mr. Tandon has been associated with the Sub-Adviser in an investment management capacity since August 2019. Prior to August 2019, Mr. Tandon was associated with the Adviser in an investment capacity from 2004. Mr. Tandon began managing the Fund in October 2015. Mr. Shaw has been associated with the Adviser or its affiliates in an investment management capacity since December 2008. Mr. Campbell has been associated with the Adviser or its affiliates in an investment management capacity since June 2008.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy
The Fund's investment objectives may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days' prior to any change. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, including, but not limited to, emerging market currency derivatives and swap agreements, such investments will be counted for purposes of meeting the Fund's 80% policy.
Emerging markets domestic debt refers to debt obligations of issuers located in emerging market countries that are denominated in the local currency. "Managed Assets" means the total assets of the Fund, which includes any proceeds from the issuance by the Fund of preferred shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). The debt obligations currently include (i) Sovereign Debt Obligations and (ii) debt obligations of non-governmental issuers located in emerging markets, including bonds, convertible securities and commercial paper. For purposes of the Fund's policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in an emerging market country or countries or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Certain of the issuers that fall within categories (ii) and (iii) above may or may not have a principal trading market in an emerging market country and, while exposing the Fund's assets to the economic benefits of investing in an emerging market country, may not do so to the same extent as an issuer with a principal trading market in an emerging market country. Emerging market countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund's organizational documents provide no limit on the percentage of the Fund's Managed Assets that may be invested in a single country. The Fund may invest in emerging market countries such as Indonesia, Malaysia, Thailand, the Czech Republic, Hungary, Poland, Russia, Slovakia, Turkey, South Africa, Brazil, Chile, Colombia, Mexico and Peru. The Fund may invest, without limitation, in securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Adviser. Debt securities rated below investment grade are commonly known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Fund's holdings may range in maturity from overnight to 30 years or more. The Fund may also invest in warrants, structured investments or other Strategic Transactions, which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. Under certain limited circumstances, the Fund's investments may be all or substantially all invested in warrants, structured investments or other Strategic Transactions.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy (cont'd)
In addition, the Fund may invest up to 20% of its Managed Assets in Strategic Transactions, which will not be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency, and in currencies of emerging market countries and other types of investments, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and short-term debt securities and cash equivalents. The Fund's 80% policy may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days' prior to any change.
The Fund's Investments
The Fund will invest primarily in debt obligations of issuers located in emerging market countries that are denominated in the local currency. The Adviser will implement a multi-phase investment process, with an emphasis on sovereign economic fundamentals, to assess sovereign risk and the relative valuations of currencies and interest rates in emerging market countries. As part of its assessment, the Adviser will analyze a country's political, economic and social environment. The Adviser will focus on change at the margin rather than taking static snapshots of economic variables and will seek to interpret events and forces in their early stages and to assess their impact on individual emerging market countries.
The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (GDP growth, inflation, external accounts, debt serviceability). In selecting the Fund's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. In addition, the Adviser analyzes long-term equilibrium real exchange rates, utilizing a proprietary econometric model that considers the impact of various fundamental variables, including productivity differentials, terms of trade and external positions. The Adviser will utilize a proprietary interest rate and yield curve valuation model to identify investment opportunities. The Fund's investments include:
Portfolio Composition
Sovereign Debt Obligations. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries that are denominated in the local currency of the country of issuance and industrialized countries. "Sovereign Debt Obligations" include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between emerging market governments and financial institutions.

Corporate Debt Obligations. The Fund may invest in debt obligations of non-governmental issuers located in emerging market countries and denominated in the local currency. Corporate debt obligations generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy (cont'd)
when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in bonds and notes. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants which are exercisable into other debt or equity securities, provided that upon conversion of such securities into equity securities, such equities are promptly disposed of.

Other Debt Obligations. The Fund may invest up to 20% of its Managed Assets in debt obligations other than those of issuers located in emerging market countries and denominated in the local currency, including, but not limited to, eurobonds, Yankee dollar obligations, global bonds and Brady Bonds.

Currency. The Fund is no longer limited to investing 20% of its Managed Assets in currencies of selected emerging market countries.

Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund's investments in Loans in most instances will be in the form of participations in Loans or assignments of all or a portion of Loans from third parties. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.
Derivatives
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy (cont'd)
margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission (“SEC”) relating to a mutual fund’s use of derivatives could potentially limit or impact the Fund’s ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
Additional information about the derivative instruments and techniques that the Fund may use and their associated risks are included in the Fund’s annual report.
Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:
Foreign Currency Forward Exchange Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract (“currency contract”) is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy (cont'd)
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical  delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.
Loan Participation Notes.  The Fund may invest in loan participation notes (“LPNs”), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest  amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.
Options.  If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter (“OTC”), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Structured Investments.  The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy (cont'd)
investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchangetrading and clearing is occurring on a phased-in basis.
Special Risks Related to Cyber Security
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy (cont'd)
also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasigovernmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy (cont'd)
Foreign and Emerging Market Securities
Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.
Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.
Chinese Fixed-Income Investments
The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect”), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China’s interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy (cont'd)
and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund’s performance.
Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China’s two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund’s ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund’s ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Environmental, Social and Governance Issues
The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.
Temporary Investments
The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Investment Policy (cont'd)
for extended periods of time. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging markets countries that are denominated in the local currency and invest in certain liquid short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any other currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).
Pricing of Securities
Certain of the Fund's securities may be valued by an outside pricing service approved by the Board. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.
Determination of NAV
The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
Dividend Reinvestment Plan
Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.
Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.
Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1 (800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
U.S. Customer Privacy Notice April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾
Social Security number and income
◾
investment experience and risk tolerance
◾
checking account number and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
U.S. Customer Privacy Notice (cont'd)April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing
Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are
Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates (“MSIM”) (see Investment Management Affiliates definition below)

What we do
How does MSIM protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?
We collect your personal information, for example, when you
◾
open an account or make deposits or withdrawals from your
account
◾
buy securities from us or make a wire transfer
◾
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2023 (unaudited)
U.S. Customer Privacy Notice (cont'd)April 2021

What we do
Why can’t I limit all sharing?
Federal law gives you the right to limit only
◾
sharing for affiliates’ everyday business purposes —
information about your creditworthiness
◾
affiliates from using your information to market to you
◾
sharing for non-affiliates to market to you
State laws and individual companies may give you additional
rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates
MSIM Investment Management Affiliates include registered
investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division.
Investment Management Affiliates does not include entities
associated with Morgan Stanley Wealth Management, such as
Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates
Companies related by common ownership or control. They can
be financial and non-financial companies.
◾
Our affiliates include companies with a Morgan Stanley
name and financial companies such as Morgan Stanley
Smith Barney LLC and Morgan Stanley & Co.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◾ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◾ MSIM doesn’t jointly market

Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with
Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

(This page has been left blank intentionally.)]

Directors
Frank L. Bowman
Frances L. Cashman
Kathleen A. Dennis
Nancy C. Everett
Eddie A. Grier
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia A. Maleski
W. Allen Reed, Chair of the Board
Officers
John H. Gernon
President and Principal Executive Officer
Deidre A. Downes
Chief Compliance Officer
Francis J. Smith
Treasurer and Principal Financial Officer
Mary E. Mullin
Secretary
Michael J. Key
Vice President

Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036
Sub-Adviser
Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England
Custodian
State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114
Stockholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Counsel to the Independent Directors
Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1(800) 231-2608 or visit our website at www.morganstanley.com/im/closedendfundsshareholderreports. All investments involve risks, including the possible loss of principal.
© 2023 Morgan Stanley
CEEDDSAN
5711082 EXP 06.30.24

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 2022	162,527		N/A	N/A
December 2022	—		N/A	N/A
January 2023	—		N/A	N/A
February 2023	—		N/A	N/A
March 2023	79,148		N/A	N/A
April 2023	—		N/A	N/A
Total	241,675	$4.32	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

2

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

 (a) For the Semi-Annual period April 30, 2023, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Fund	Revenue Split	Cash Collateral Management Fees	Administration Fees	Indemnification Fees	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

 (b) Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 13. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 certification.

3

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 20, 2023

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 20, 2023

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
June 20, 2023

4